SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:
[X] Preliminary Information Statement
[  ] Confidential, for use of the Commission only
     (as permitted by Rule 14c-5(d)(2))
[  ] Definitive Information Statement

                               Jure Holdings, Inc.
                        (Formerly "Thor Ventures Corp.")
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    1)   Title of each class of securities to which transaction applies:
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    2)   Aggregate number of securities to which transaction applies:
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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined.):
    ---------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:
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     5)   Total Fee Paid:
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:   ___________________________________________

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                               JURE HOLDINGS, INC.
                                Zugerstrasse 76 B
                                  CH-6341 Barr
                                   Switzerland
                              (011) 41 41 560 1020

              NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

October 17, 2003

To the Stockholders of Jure Holdings, Inc.:

The attached Information Statement is being delivered by Jure Holdings, Inc. ("Corporation") in connection with the approval by the holders of a majority of our voting stock of an amendment to the Corporation's articles of incorporation, specifically to change our corporate name from "Jure Holdings, Inc." to "OPENLIMIT, INC." and an amendment to our bylaws to reduce the quorum requirements for meetings of the Corporation's stockholders. The holders of the majority of our voting stock have further approved the appointments of Henry Dattler, Josef Mettler and Beat Baer to the Corporation's board of directors. This Information Statement is first being mailed to stockholders on or about October 17, 2003. We anticipate that the amendment to our articles of incorporation and the amendment to our bylaws will become effective on or after November 7, 2003.

On September 18, 2003, the Corporation's board of directors approved a resolution calling on the stockholders of the Corporation to authorize the filing of an amendment to our articles of incorporation with the Florida Secretary of State, to approve an amendment to our bylaws and to approve the appointment of our board of directors. On September 19, 2003, the holders of a majority of the outstanding shares of the Corporation's common stock entitled to vote thereon executed a written consent in accordance with the provisions set forth in the State of Florida Corporate Statutes Title XXXVI, Chapter 607.0704 and Article II, Section 12 of the Corporation's bylaws to approve and adopt the amendment to the Corporation's articles of incorporation, the amendment to the Corporation's bylaws and the appointments to the Corporation's board of directors.

This letter and the accompanying Information Statement are being distributed to you, our stockholders, in accordance with the requirements of the State of Florida Corporate Statutes Title XXXVI, Chapter 607.0704, Article II, Section 12 of the Corporation's bylaws and Section 14(c) of the Securities Exchange Act of 1934, as amended. This Information Statement describes the change to the Corporation's articles of incorporation, the change to the Corporation's bylaws and the appointments to the Corporation's board of directors.

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Thank you for your continued interest in and support of Jure Holdings, Inc.

By Order of the Board of Directors

------------------------
Henry Dattler
President

                               JURE HOLDINGS, INC.
                                Zugerstrasse 76 B
                                  CH-6341 Barr
                                   Switzerland
                              (011) 41 41 560 1020

                              INFORMATION STATEMENT

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about October 17, 2003 to all stockholders of record of Jure Holdings, Inc., a Florida corporation ("Corporation"), as of the close of business on September 19, 2003. It is being furnished in connection with the adoption of an amendment to the Corporation's articles of incorporation, an amendment to the Corporation's bylaws and the approval of certain appointments to the Corporation's board of directors by the written consent of the holders of a majority of the outstanding shares of the Corporation's common stock. We anticipate that the amendments will become effective on or after November 7, 2003. A copy of the amendment to our articles of incorporation is attached to this document as Exhibit A and a copy of the amendment to our bylaws is attached to this document as Exhibit B.

On September 18, 2003, the Corporation's board of directors adopted a resolution proposing and declaring advisable an amendment to our articles of incorporation and an amendment to our bylaws. Specifically, the board of directors proposed that the Corporation change its name from "Jure Holdings, Inc." to "OPENLIMIT, INC.", reduce the quorum requirements for stockholders meetings and approve the appointments of Henry Dattler, Josef Mettler and Beat Baer to the Corporation's board of directors.

On September 19, 2003 the amendments and the appointments were approved by the written consent of holders of a majority of the issued and outstanding shares of the Corporation's common stock entitled to vote thereon in accordance with the provisions set forth in the State of Florida Corporate Statutes Title XXXVI, Chapter 607.0704 and Article II, Section 12 of our bylaws. Our board of directors decided to obtain the written consent of holders of a majority of the outstanding common stock entitled to vote on the amendments to eliminate the cost and delay involved in holding a special meeting of the Corporation's stockholders and to amend our articles of incorporation and bylaws in a timely manner.

The record date for purposes of determining the stockholders entitled to vote and to whom this Information Statement is to be sent is September 19, 2003. As of the record date, we had 48,017,084 shares of common stock issued and outstanding and entitled to vote on the amendments, with each share of common stock entitled to one vote. The holders of 24,637,000 shares of the issued and outstanding common stock, representing approximately 51.3% of the votes entitled to be cast with regard to the matters considered, approved the amendments and the appointments by written consent.

Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the amendments may not be effected until at least 20 calendar days after this Information Statement is sent or given to the Corporation's stockholders. We anticipate that the amendments will become effective on or after November 7, 2003 upon the filing of the amendment to the Corporation's articles of incorporation with the Florida Secretary of State.

There will not be a meeting of stockholders to approve these amendments or appointments as none is required under the Florida Corporate Statutes because these actions have been approved by the written consent of the holders of a majority of the outstanding shares of the Corporation's voting common stock. Under the State of Florida Corporate Statutes Title XXXVI, Chapter 607.0704,
Article II, Section 12 of the Corporation's bylaws and Section 14(c) of the Securities Exchange Act of 1934, as amended, we are required to provide prompt notice of the taking of corporate action without a meeting to our stockholders of record who have not consented in writing to this action. This Information Statement is intended to provide you with the required notice.

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                   TO EFFECT A NAME CHANGE TO OPENLIMIT, INC.

The Corporation's board of directors and the stockholders holding a majority of the voting power of its common stock have approved the change of our corporate name from "Jure Holdings, Inc." to "OPENLIMIT, INC." by means of an amendment to the Corporation's articles of incorporation. The corporate name change will become effective upon the filing of an amendment to the Corporation's articles of incorporation with the Florida Secretary of State, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our stockholders.

REASONS FOR NAME CHANGE

The stockholders holding a majority of the voting power of the Corporation believe that changing our corporate name is in the best interests of the Corporation and our stockholders to better reflect our new business. The Corporation recently acquired 100% of OpenLimit Holding AG ("OpenLimit").

OpenLimit is a leading Swiss developer of internet enabled credit cards (Smartcards) that are sold as part of a package to internet users through a specialized network marketing program that directs customers to an OpenLimit internet portal where subscribers can purchase goods and services. The OpenLimit package consists of an internet credit card (OpenLimit Card) with an integrated chip that utilizes a digital signature, the OpenLimit card reader and the OpenLimit SignCubes software. Each OpenLimit subscriber receives an immediate credit line, starting at $200 up to $1,000 depending on the credit evaluation of the individual. Once a credit limit has been established, each subscriber is granted access to the OpenLimit Tower, where customers can transact purchases on the internet at preferred rates with the security that comes from using digital signatures. Existing credit cards do not offer this functionality or security on the internet.

The voting and other rights that accompany the Corporation's securities will not be affected by the change in our corporate name. However, both our ticker symbol, which is "JUHR," and our CUSIP number will change as a result of the Corporation's name change. Stockholders may, but need not, exchange their certificates to reflect the change in corporate name and CUSIP number. Your existing certificate or certificates will continue to represent shares of the Corporation's common stock as if its name had not changed. The Corporation's transfer agent will issue stock certificates with its new name as stock certificates are sent in upon transfers of shares by our existing stockholders. Until you sell or otherwise transfer your shares of common stock, there is no need to send our transfer agent or us your existing stock certificates.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of the amendment to the articles of incorporation. The Corporation has obtained this approval through the written consent of stockholders holding a majority of the outstanding voting shares of its common stock. Therefore, an extraordinary meeting of the stockholders to approve the name change and the amendment to the articles of incorporation is unnecessary and will not take place for this purpose. A copy of the amendment is attached to this Information Statement as Exhibit A.

ABSENCE OF DISSENTERS' RIGHTS

No dissenters' or appraisal rights are available to the Corporation's stockholders under the Florida Corporate Statutes, the Corporation's articles of incorporation or its bylaws in connection with this amendment.

              AMENDMENT TO THE BYLAWS TO REDUCE QUORUM REQUIREMENTS
                          FOR MEETINGS OF STOCKHOLDERS

The Corporation's board of directors and the stockholders holding a majority of the voting power of its common stock have approved a reduction in the number of shares required to be present to form a quorum at meetings of the Corporation's stockholders by means of an amendment to the Corporation's bylaws. The Corporation's bylaws currently mandate that shares representing a majority of the issued and outstanding shares which are entitled to be cast on any given matter constitute a quorum. The amendment will reduce the quorum requirement to one third (33?%) of the issued and outstanding shares which are entitled to be cast on any given matter. The reduced quorum requirement will become effective upon the effective date of an amendment to the Corporation's bylaws which is expected to occur as soon as is reasonably practicable on or after the twentieth
(20th) day following the mailing of this Information Statement to our stockholders.

REASONS FOR REDUCED QUORUM REQUIREMENT

The stockholders holding a majority of the voting power of the Corporation believe that the adoption of the proposed amendment to the Corporation's bylaws is in the best interests of the Corporation and its stockholders because lowering the number of shares required for a quorum will reduce the risk of incurring additional expenses and delays in connection with postponing a stockholders' meeting and the business to be acted on for lack of realizing a quorum.

The stockholders holding a majority of the voting power of the Corporation believe that a quorum requirement that necessitates the presence of a majority of the issued and outstanding shares prior to the consideration of corporate business may result in the postponement of future stockholder action. Any postponement would cause the Corporation significant expense in connection with the preparation of additional stockholder communications that would be necessary to reschedule any such meeting or action. Further, the inability to produce a quorum could result in delays in taking stockholder action with respect to time sensitive matters. In some cases, such delays could cause additional costs or have an adverse effect on ongoing business matters.

The State of Florida Corporate Statutes generally require the affirmative vote of a majority of the shares present in person or by proxy, at which a quorum has been established to approve matters submitted unless the articles of incorporation provide for a greater voting requirement. The Corporation's articles of incorporation do not consider a voting requirement. However, the Corporation's bylaws do require the affirmative vote of a majority of the shares present in person or by proxy, at which a quorum has been established, to act on any given matter. Taken together, the change to the quorum requirement substantially reduces the minimum number of shares needed to take action at meetings of the Corporation's stockholders. Currently, the affirmative vote of a majority of the shares entitled to vote, in person or by proxy, that form a quorum is needed to take stockholder action. Once the amendment to the bylaws is effected, the affirmative vote of at least 16.6% of the shares entitled to vote, in person or by proxy, will be needed to take stockholder action. This reduced percentage is based on minimum quorum of one-third (33?%) of the shares entitled to vote.

VOTE REQUIRED

The affirmative vote of the majority of the Corporation's directors is required under the Corporation's bylaws to amend same. Nonetheless, the board of directors chose to present to the holders of the majority of the outstanding shares of the Corporation's common stock this amendment to the Corporation's bylaws. Therefore, the affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of the amendment to the bylaws. The Corporation has obtained this approval through the written consent of stockholders holding a majority of the outstanding voting shares of its common stock. Therefore, an extraordinary meeting of the stockholders to approve reduced quorum requirement and the amendment to the bylaws is unnecessary and will not take place for this purpose. A copy of the amendment is attached to this Information Statement as Exhibit B.

ABSENCE OF DISSENTERS' RIGHTS

No dissenters' or appraisal rights are available to the Corporation's stockholders under the Florida Corporate Statutes, the Corporation's articles of incorporation or its bylaws in connection with this amendment.

      APPROVAL OF THE APPOINTMENT OF HENRY DATTLER, JOSEF METTLER AND BEAT
                  BAER TO THE CORPORATION'S BOARD OF DIRECTORS

The Corporation's bylaws provide that individuals elected to the Corporation's board of directors serve for the term specified in the Corporation's articles of incorporation. The Corporation's articles of incorporation do not specify terms for directors. However, under the Florida Corporate Statutes, directors elected to the board of directors generally serve until the next annual meeting of the Corporation's stockholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal from office. The Corporation's stockholders holding a majority of the voting power of its common stock have approved the appointment of Henry Dattler, Josef Mettler and Beat Baer to the board of directors to serve until the next annual meeting or until their successors are duly elected and qualified or until their earlier death, resignation or removal from office. Set forth below is certain information concerning the nominees:

Henry Dattler

On April 25, 2003, Mr. Dattler was appointed as a director and subsequently appointed as the chairman of the board of directors of the Corporation and as the Corporation's chief executive officer. Mr. Dattler will serve until the next annual meeting of the Corporation's stockholders or until his successor is elected and qualified.

Mr. Dattler graduated from high school in Munich with a university entrance diploma and joined the Politechnikum. Mr. Dattler worked for over 30 years as an entrepreneur in the International Operations division. Over the last five years, Mr. Dattler has served and continues to serve as the chairman and chief executive officer of the BonneVille Group AG, Baar, Switzerland. BonneVille Group AG is a management and consulting company involved in IT-technology and IT-security. Mr. Dattler serves as the chairman of the board of directors and chief executive officer of the Corporation and its subsidiaries.

Josef Mettler

On April 25, 2003, Mr. Mettler was appointed as a director and subsequently appointed as the chief financial officer of the Corporation. Mr. Mettler will serve until the next annual meeting of the Corporation's stockholders or until his successor is elected and qualified.

Mr. Mettler graduated from Business School in Lachen, Switzerland with a BBA degree in Business and Economics. Mr. Mettler graduated also as a Business Data Processing Specialist. Over the last five years, Mr. Mettler has worked as a co-owner and managing director of BonneVille Group AG, Baar, Switzerland. BonneVille Group AG is a management and consulting company with a high experience in IT-technology and IT-security. He is responsible for marketing and business development and IT-project management. Mr. Mettler serves as a director and chief financial officer of the Corporation and its subsidiaries.

Beat Baer

On April 25, 2003, Mr. Baer was appointed as a director. Mr. Baer will serve until the next annual meeting of the Corporation's stockholders or until his successor is elected and qualified.

Mr. Baer graduated from Business School in Zurich, Switzerland with a BA degreee. Mr. Baer has worked as a financial planner and as a team leader in network-marketing with AWD Holding AG (1994-2001) as well as Credit Suisse (2001-2002). Since January of 2003 Mr. Baer has been building OPENLiMiT Access Marketing AG's network marketing team in Switzerland.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of the appointment of the above named individuals to the board of directors. The Corporation has obtained this approval through the written consent of stockholders owning a majority of the outstanding voting shares of its common stock. Therefore, an extraordinary meeting of the stockholders to approve the appointments is unnecessary and will not take place for this purpose.

ABSENCE OF DISSENTERS' RIGHTS

No dissenters' or appraisal rights are available to the Corporation's stockholders under the Florida Corporate Statutes, the Corporation's articles of incorporation or its bylaws in connection with the appointment of directors.

BOARD OF DIRECTORS

Set forth below is certain information concerning the Corporation's board of directors.

------------------------------- -------- ------------------------------------------------ ----------------------------
Name of Director                Age      Title                                            Directors Term Ending
------------------------------- -------- ------------------------------------------------ ----------------------------
------------------------------- -------- ------------------------------------------------ ----------------------------
Henry Dattler                   58       Director, chief executive officer and chairman   2004
                                         of the board of directors
------------------------------- -------- ------------------------------------------------ ----------------------------
------------------------------- -------- ------------------------------------------------ ----------------------------
Josef Mettler                   43       Director, chief financial officer                2004
------------------------------- -------- ------------------------------------------------ ----------------------------
------------------------------- -------- ------------------------------------------------ ----------------------------
Beat Baer                       30       Director                                         2004
------------------------------- -------- ------------------------------------------------ ----------------------------

Henry Dattler was appointed to the Corporation's board of directors on April 25, 2003, and currently serves as a director, chief executive officer and as the chairman of the board of directors. Mr. Dattler has obtained stockholder approval of his appointment to the board of directors of the Corporation.

Josef Mettler was appointed to the Corporation's board of directors on April 25, 2003, and currently serves as a director and the Corporation's chief financial officer. Mr. Mettler has obtained stockholder approval of his appointment to the board of directors of the Corporation.

Beat Baer was appointed to the Corporation's board of directors on April 25, 2003, and currently serves as a director. Mr. Beat has obtained stockholder approval of his appointment to the board of directors of the Corporation.

Corporate Governance; Board Committees; and Meetings

Beginning in the second quarter of 2002, the Corporation began an initiative to evaluate its current corporate governance policies and practices and to institute changes in its corporate governance in order to comply with current and proposed corporate accountability standards required under the Sarbanes-Oxley Act of 2002. The results of that evaluation were a determination to form a standing audit committee. The audit committee has not yet been created. The Corporation further determined to form a compensation committee at such time as the composition of the board of directors is comprised of sufficient members to permit useful oversight of the actions of managerial directors.

The board of directors held two meetings during fiscal 2002. Various matters were however approved during fiscal 2002 and fiscal 2003 to date by the unanimous written consent of the board of directors.

Compensation of Directors

The Corporation's directors are not compensated for their services as directors.

                                      8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Corporation's common stock as of October 17, 2003 with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation's common stock; (ii) all directors; and (iii)
directors and executive officers of the Corporation as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of October 17, 2003, there were
48,017,084 shares of common stock issued and outstanding.
--------------------------- ------------------------------------- ---------------------------- -----------------------

TITLE OF                                                          AMOUNT AND NATURE OF
CLASS                       NAME AND ADDRESS OF BENEFICIAL OWNER  BENEFICIAL OWNERSHIP         PERCENT OF CLASS
--------------------------- ------------------------------------- ---------------------------- -----------------------
--------------------------- ------------------------------------- ---------------------------- -----------------------
                            Heinrich Dattler
                            President/Chief Executive
                            Officer/Director
Common Stock                Ratenstrasse 13
($0.01 par value)           CH-6341 Alosen
                            Switzerland                           7,500,000                    15.62%

--------------------------- ------------------------------------- ---------------------------- -----------------------
                            Josef Mettler
                                              Chief Financial
                            Officer/Director
Common Stock                Muhlebachstrasse 20
($0.01 par value)           CH-6541 Baar
                            Switzerland                           7,500,000                    15.62%

--------------------------- ------------------------------------- ---------------------------- -----------------------
--------------------------- ------------------------------------- ---------------------------- -----------------------
                            Beat Baer
                            Director
Common Stock                Hubstrasse 6
($0.01 par value)           CH-8105 Watt
                            Switzerland                           360,000                       0.75%
--------------------------- ------------------------------------- ---------------------------- -----------------------
--------------------------- ------------------------------------- ---------------------------- -----------------------
Common Stock                Directors and Executive Officers as   15,360,000                   31.99%
($0.01) par value           a Group (3)
--------------------------- ------------------------------------- ---------------------------- -----------------------

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendments to be made to the Corporation's articles of incorporation and bylaws or the approval of the appointments to the board of directors which is not shared by all other stockholders.

EXECUTIVE COMPENSATION

No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer or employee of the Corporation during the years 2002, 2001 and 2000. The following table and the accompanying notes provide summary information for each of the last three fiscal years concerning cash and non-cash compensation paid or accrued by the Corporation's chief executive officer over the last three years.

--------------------------- ------------------------------------- -------------------------------------------------------
                                    Annual Compensation                           Long Term Compensation
--------------------------- ------------------------------------- -------------------------------------------------------
----------------------------------------------------------------- ---------------------------- --------------------------
                                                                            Awards                      Payouts
----------------------------------------------------------------- ---------------------------- --------------------------
--------------------- -------- --------- -------- --------------- ------------- -------------- ---------- ---------------
                                                                   Restricted    Securities
Name and Principal                                 Other Annual      Stock       Underlying    LTIP         All Other
Position               Year     Salary    Bonus    Compensation     Award(s)       Options      payouts    Compensation
                                 ($)       ($)         ($)            ($)          SARs(#)        ($)          ($)
--------------------- -------- --------- -------- --------------- ------------- -------------- ---------- ---------------
--------------------- -------- --------- -------- --------------- ------------- -------------- ---------- ---------------
Nora Coccaro,            2002   32,100      -           -              -              -            -            -
President, Chief         2001   32,100      -           -              -              -            -            -
Financial Officer        2000   32,100      -           -           10,000*           -            -            -
Director*
--------------------- -------- --------- -------- --------------- ------------- -------------- ---------- ---------------
* Ms. Coccaro resigned as the president and chief financial officer of the
Corporation on April 25, 2003 and as a director of the Corporation on September
11, 2003. Ms. Coccaro currently serves as an officer of the Corporation. ** The
$10,000 amount shown represents the Corporation's issuance, on May 15, 2000, of
100,000 (pre-reverse split) restricted shares of the Corporation's common stock to Ms. Coccaro for services rendered to the Corporation.

Option Grants in Last Fiscal Year

No stock option grants were made to executive officers during fiscal 2002.

Executive Consulting Agreement

On August 1st 1999 the Corporation entered into a consulting agreement with Ms. Coccaro with an initial one-year term that is renewable without notice. The agreement requires the Corporation to pay Ms. Coccaro $2,675 a month for her services. The consulting agreement was renewed for a further one-year period on August 1st. 2003.

                      FEES PAID TO INDEPENDENT ACCOUNTANTS

Audit Fees. The aggregate fees billed to the Corporation for professional services rendered by Clancy & Co. P.L.L.C. for the audit of the Corporation's annual financial statements for the fiscal year ended December 31, 2002, for the reviews of the financial statements included in the Corporation's Forms 10-QSB for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002 and March 31, 2003 were $ ________.

The aggregate fees billed to the Corporation for professional services rendered by Staley, Okada & Partners for the reviews of the financial statements included in the Corporation's Forms 10-QSB for the quarters ended March 31, 2003 and June 30, 2003 were $3,264.

Financial Information Systems Design and Implementation. There were no fees billed to the Corporation by Clancy & Co. P.L. L. C. for financial information systems design or implementation during the fiscal year ended December 31, 2002.

All Other Fees. There were no other fees billed to the Corporation for additional services rendered by Clancy & Co. P.L. L. C., other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation," for the fiscal year ended December 31, 2002 or any subsequent period.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation's executive officers and directors, and beneficial owners of more than 10% of the common stock, are required to file initial reports of ownership and reports of changes of ownership of the common stock with the Securities and Exchange Commission. The Securities and Exchange Commission rules require such person to furnish the Corporation with copies of all Section 16(a) reports they file. Based on a review of these reports and on written representations from the reporting persons that no other reports were required, the Corporation believes that the applicable Section 16(a) reporting requirements were complied with for all transactions which occurred during the fiscal year ended December 31, 2002.

ADDITIONAL INFORMATION

Additional information concerning the Corporation, including its annual and quarterly reports on Forms 10-KSB and 10- QSB, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov .

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Jure Holdings, Inc.

By Order of the Board of Directors


By: ______________________
Henry Dattler, President


Baar, Switzerland
October 17, 2003

EXHIBIT A
                              ARTICLES OF AMENDMENT
                   TO THE AMENDED ARTICLES OF INCORPORATION OF
                               JURE HOLDINGS, INC.

Pursuant to the provisions of Title XXXVI, Chapter 607.1006 of the Florida Statutes, the undersigned corporation, Jure Holdings, Inc. adopts the following Articles of Amendment to its Amended Articles of Incorporation.

The following amendment to the Amended Articles of Incorporation dated April 14, 2002 was adopted unanimously by the board of directors and by a majority of the stockholders of the corporation on September 19, 2003.

This amendment deletes Article I of the Amended Articles of Incorporation in its entirety, providing for a new Article I, as set forth below.

                                   "ARTICLE I
NAME

The name of this corporation is OPENLIMIT, INC."

The number of shares of the corporation outstanding at the time this amendment to the corporation's Amended Articles of Incorporation was adopted was 48,017,084 and the number of shares entitled to vote thereon was 48,017,084. The number of shares voted for such amendment was 24,637,000. The number of votes cast for the amendment by the stockholders holding a majority of the shares entitled to vote thereon was sufficient for approval of same.

The name change to OPENLIMIT, INC. will be effective on November 7, 2003 subsequent to the filing of this amendment to the Amended Articles of Incorporation of Jure Holdings, Inc. with the Florida Secretary of State.

Dated September 19, 2003


/s/ Henry Dattler
Henry Dattler
President

EXHIBIT B
                              ARTICLES OF AMENDMENT
                                TO THE BYLAWS OF
                                 OPENLIMIT, INC.

Pursuant to the provisions of Title XXXVI, Chapter 607.1020 of the Florida Statutes, the undersigned corporation, OPENLIMIT, INC. adopts the following amendment to its Bylaws.

The following amendment to the Bylaws dated June 8, 1998 was adopted unanimously by the board of directors and by a majority of the stockholders of the corporation on September 19, 2003.

This amendment deletes Article 2 Section 7 Quorum of the Bylaws in its entirety, providing for a new Article 2 Section 7 Quorum, as set forth below.

"Section 7. Quorum. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Except as otherwise provided in the Articles of Incorporation or applicable law, shares representing thirty three and one third percent (33 1/3%)of the votes pertaining to outstanding shares which are entitled to be cast on the matter by the voting group constitute a quorum of that voting group for action on that matter. If less than a quorum of shares is represented at a meeting, the holders of a majority of the shares so represented may adjourn the meeting from time to time. After a quorum has been established at any shareholders' meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting."

The amended quorum requirement will be effective on November 7, 2003 subsequent to the filing of an amendment to the Amended Articles of Incorporation of Jure Holdings, Inc. with the Florida Secretary of State.

Dated September 19, 2003


/s/ Henry Dattler
Henry Dattler
President







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